UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


               Date of Report: (Date of Earliest Event Reported):
                                 March 30, 2001

            COMMON GOAL HEALTH CARE PARTICIPATING MORTGAGE FUND L.P.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                        0-17600                52-1475268
---------------                ----------------         ------------------
(State or other                (Commission File            (IRS Employer
jurisdiction of                     Number)             Identification No.)
 incorporation)

          1100 Ocean Shore Blvd. Suite 10,           32176
          Ormond Beach, FL
      ----------------------------------------     ---------
      (Address of principal executive offices)     (Zip Code)


  Registrant's telephone number, including area code: (904) 441-6633


Item 5: Other Events

On March 30, 2001, Common Goal Health Care Participating Mortgage Fund L.P. (the "Partnership") distributed all of its remaining assets, consisting of $1,304,439 in cash, to its partners.

Upon payment of the costs of liquidation, liabilities of the Partnership and the final cash distribution to partners, all assets of the Partnership have been accounted for and all liabilities of the Partnership paid or otherwise provided for by the Partnership and the Managing General Partner.

On  May  10,  2001,  the  Managing   General  Partner  filed  a  Certificate  of
Cancellation of the Certificate of Limited Partnership of the Partnership with Delaware Secretary of State.

The Managing General Partner intends to file on behalf of the Partnership a Form 15 (Certification and Notice of Termination of Registration Under Section 12(g) of the Securities Exchange Act of 1934) on May 11, 2001.

The Partnership is now dissolved and all of its assets have been distributed in liquidation and dissolution of the Partnership and liabilities of the Partnership paid or otherwise provided for.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          Common Goal  Health  Care  Participating Mortgage
                          Fund L.P.

                          By:  Common Goal Capital Group, Inc.,
                                General Partner



Date: May 11, 2001      By:  /s/ Albert E. Jenkins III
                             ------------------------------------
                             Albert E. Jenkins III, Chairman and
                             Chief Executive Officer